EXHIBIT 10.11

RAYTHEON
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(As amended and restated effective as of January 1, 2009)

ARTICLE I
NAME, PURPOSE, AND EFFECTIVE DATE

The Raytheon Supplemental Executive Retirement Plan (“Plan”) was established effective August 1, 2001, and has been amended from time to time since then. The Plan is a nonqualified, unfunded plan designed to provide supplemental retirement benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of ERISA.

Exhibit B to this Plan and Articles V and VII of the main body of the Plan govern amounts deferred under the Plan through December 31, 2004 (the “Pre-2005 Plan”), within the meaning of Section 409A of the Internal Revenue Code and Department of Treasury Regulations and other guidance issued by the Department of Treasury and Internal Revenue Service pursuant to Section 409A (collectively referred to as “Section 409A”). The main body of this Plan and Exhibit A (and Appendix A to Exhibit B, to the extent that it specifies effects on amounts deferred after December 31, 2004) govern amounts deferred after December 31, 2004 (the “Post-2004 Plan”).

All amounts deferred after December 31, 2004, shall comply with the requirements of Section 409A for avoiding taxation under Section 409A. In the event of any inconsistency between the Post-2004 Plan and the requirements for avoiding taxation under Section 409A, the requirements for avoiding taxation under Section 409A shall govern. If any provision of the Post-2004 Plan is inconsistent with such requirements of Section 409A, that provision shall be disregarded, and the Plan shall be construed and administered in a manner that conforms to those requirements and is as close as is feasible to the disregarded provision. Between January 1, 2005, and December 31, 2008, the Post-2004 Plan operated in accordance with good faith compliance with the requirements of Section 409A for avoiding taxation under Section 409A. Effective January 1, 2009, the Post-2004 Plan’s compliance with those requirements of Section 409A shall conform to the specific provisions of the remainder of this Post-2004 Plan and any policies adopted by the Company for compliance with the requirements of Section 409A for avoiding taxation under Section 409A.

Except where otherwise expressly provided, all terms used within either the main body of the Plan or in Exhibit B refer only to amounts deferred under the main body of the Plan or Exhibit B, respectively, and are not applicable to amounts deferred under the other portion of the Plan (the main body or Exhibit B, respectively, as the case may be).

ARTICLE II
DEFINITIONS

When used herein, the following terms shall have the following meanings unless a different meaning is clearly required by the context of the Plan.

2.1    Affiliate. "Affiliate" shall mean a trade or business that, together with Raytheon Company, is a member of (i) a controlled group of corporations within the meaning of Section 414(b) of the Code; (ii) a group of trades or businesses (whether or not incorporated) under common control as defined in Section 414(c) of the Code, or (iii) an affiliated service group as defined in Section 414(m) of the Code, or which is an entity otherwise required to be aggregated with Raytheon Company pursuant to Section 414(o) of the Code.

2.2    Applicable Retirement Plan. “Applicable Retirement Plan” shall mean the qualified defined benefit pension plan maintained by the Employer in which a Participant is accruing benefits at the time he or she terminates employment with the Company and all Affiliates. If a Participant is accruing benefits under more than one qualified defined benefit pension plan at such time, the Applicable Retirement Plan shall be the plan in which the Participant is entitled to the greatest benefit (comparing single life annuities commencing at normal retirement age as computed under the terms of the respective plans).

2.3    Code. The “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.4    Company. “Company” shall mean Raytheon Company and any successor thereto by merger, consolidation or reorganization whose board of directors adopts this Plan.

2.5    Earliest Accrual Date. "Earliest Accrual Date" shall mean the first day of the month coincident with or immediately following the date an Eligible Executive both attains at least age 55 and completes at least 10 Years of Service, provided the Eligible Executive is an Employee on such date or terminated employment no more than one month before such date.

2.6    Eligible Executive. “Eligible Executive” shall mean an Employee who is a member of the select group of management or highly compensated employees as provided in Section 201(2) of ERISA, who is selected to participate in the Plan by the Plan Administrator and who has been notified in writing by the Plan Administrator of the Employee’s selection to participate in the Plan.

2.7    Employee. “Employee” shall mean any person employed by an Employer, who is expressly designated as an employee on the books and records of the Employer, and who is treated as such by the Employer for federal employment tax purposes. Any person who, after the close of a Plan Year, is retroactively treated by an Employer, or any other party as an Employee for such prior Plan Year, shall not, for purposes of the Plan, be considered an Employee for such prior Plan Year unless expressly treated as such by the Employer.

2.8    Employer. "Employer" shall mean the Company and any Affiliate or division of the Employer or an Affiliate which adopts this Plan with the consent of the Company.

2.9    ERISA. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.10    Estimated Primary Social Security Benefit. "Estimated Primary Social Security Benefit" shall mean the Estimated Primary Social Security Benefit as determined under the Raytheon Company Pension Plan for Salaried Employees. If benefit payments commence under this Plan before a Participant is first eligible to receive unreduced Social Security Benefits, the Estimated Primary Social Security Benefit described in the preceding sentence shall be reduced to the Social Security Benefit the Participant would be entitled to receive if he or she elected to receive Social Security Benefits on the first date that he or she could elect to receive reduced Social Security Benefits on or after the date benefits commence under this Plan.

2.11    Final Average Earnings. "Final Average Earnings" shall mean the final average earnings that are taken into account for purposes of computing the retirement benefit of a Participant under the Applicable Retirement Plan, determined without application of the limitation on compensation imposed by Section 401(a)(17) of the Code. If an Applicable Retirement Plan does not use final average earnings to determine retirement benefits, Final Average Earnings shall mean the final average earnings as defined under the Raytheon Company Pension Plan for Salaried Employees, determined without application of the limitation on compensation imposed by Section 401(a)(17) of the Code.

2.12    Participant. “Participant” shall mean any Employee eligible to receive benefits under this Plan.

2.13    Plan Administrator. “Plan Administrator” shall mean the Board of Directors of the Company or its delegate.

2.14    Plan Year. “Plan Year” shall mean the twelve (12) consecutive month period commencing January 1 and ending December 31.

2.15    Separation from Service. “Separation from Service” shall mean “separation from service”, as defined in Section 409A, with the Employer or any affiliate within the Employer’s controlled group (as defined in Sections 414(b) and 414(c) of the Code by using 80% each place it is relevant in those definitions); provided that a reasonably anticipated permanent reduction in the level of bona fide services to less than 50% of the average level of bona fide services provided in the immediately preceding twelve (12) months shall give rise to the rebuttable presumption of separation from service in Treas. Reg. Section 1.409A-1(h)(ii).

2.16    Service. "Service" (other than in the phrase “Separation from Service”) shall mean the period of time beginning on the date an Eligible Executive is first credited with an hour of service with the Company or any Affiliate (and any predecessors thereto) and ending on the date an Eligible Executive terminates employment with the Company and all Affiliates. If an Eligible Executive terminates employment with the Company and all Affiliates before he or she reaches the Earliest Accrual Date, the Service completed before the termination of employment shall not be taken into account under this Plan if he or she is subsequently re-employed by an Employer unless such Employee is re-designated by the Plan Administrator as an Eligible Executive following re-employment; in which case, the Service completed before the termination of employment shall be taken into account (and no Service shall be credited for the period of non-employment).

2.17    Year of Service. "Year of Service" shall mean twelve (12) months of Service.

ARTICLE III
ELIGIBILITY

3.1    Eligibility. Subject to the conditions of Section 3.2, an Employee shall be eligible to participate in this Plan only if he or she is an Eligible Executive.

3.2    Retirement Benefit Information. As a condition precedent to receiving benefits under this Plan, an Eligible Executive must provide the Plan Administrator or its delegate with all of the information reasonably requested to determine the amount of the Eligible Executive's retirement benefits from all defined benefit pension plans, including both qualified and nonqualified arrangements, maintained by the Company and all Affiliates and all other employers, and the retirement benefits to which the Eligible Executive will be eligible to receive under Social Security. If such information is not fully provided, an Eligible Executive will not be entitled to any benefits under this Plan. If, after the commencement of benefit payments under this Plan, the Plan Administrator determines that the information provided was not complete or accurate, the Plan Administrator may take all appropriate actions, including, but not limited to, discontinuing benefit payments, adjusting future benefit payments and/or seeking to recover prior benefit payments.

ARTICLE IV
BENEFITS

4.1    Supplemental Retirement Benefit. An Eligible Executive shall be entitled to a Supplemental Retirement Benefit on his or her Earliest Accrual Date; provided the Eligible Executive is an Employee on such date or terminated employment no more than one month before such date. The Supplemental Retirement Benefit shall be an amount equal to the "Initial Retirement Benefit" reduced by the "Offset Amount."

(a)    Initial Retirement Benefit: The Initial Retirement Benefit as of an Eligible Executive's Earliest Accrual Date shall be a single life annuity equal to thirty-five percent (35%) of his or her Final Average Earnings. For each month of Service performed after an Eligible Executive both (i) attains age 55 and (ii) completes at least ten Years of Service, the Initial Retirement Benefit shall be increased by one quarter of one percent (0.25%) (or three percent 3% for each such Year of Service), up to a maximum Initial Retirement Benefit of fifty percent (50%) of Final Average Earnings (for a maximum additional benefit of up to fifteen percent (15%)).

(b)    Offset Amount: The Offset Amount is the amount of retirement benefits the Eligible Executive is entitled to receive or previously received from all defined benefit pension plans, including both qualified and nonqualified arrangements, maintained by the Company and all Affiliates, and all other employers, plus the Estimated Primary Social Security Benefit (collectively, "all other defined benefit pension plans"). For purposes of determining the Offset Amount, the benefits provided by all other defined benefit pension plans shall be converted to an actuarially equivalent single life annuity commencing on the date benefits under this Plan commence using the actuarial assumptions prescribed in the Applicable Retirement Plan. Notwithstanding the other provisions of this subsection (b), if a Participant commences benefits under this Plan before he or she is first eligible to receive Social Security Benefits, the Supplemental Retirement Benefit shall not be reduced by the Estimated Primary Social Security Benefit until the Participant first becomes eligible to receive Social Security Benefits.

4.2    Payment of Benefits.

(a)    A Participant’s Supplemental Retirement Benefit shall be paid at the time and in the form prescribed in Exhibit A to this Plan, except to the extent that Section 409A permits an election made before January 1, 2009, to be given effect without causing taxation under Section 409A. If the required form of payment is other than a single life annuity, the Supplemental Retirement Benefit shall be converted into an actuarially equivalent form using the actuarial assumptions and other conversion factors prescribed in the Applicable Retirement Plan for converting a single life annuity into the required form of payment.

(b)    A Participant for whom Exhibit A prescribes payment in the form of a single life annuity may elect to receive payment of the Participant’s Supplemental Retirement Benefit in any form of life annuity (other than a level income or Social Security adjustment option), as defined in Section 409A, that is available under the Applicable Retirement Plan, as defined in Section 2.2, and is actuarially equivalent, within the meaning of Section 409A, to the single life annuity to which the Participant is entitled. Actuarial equivalence will be determined using the factors from the Applicable Retirement Plan, as defined in Section 2.2. Such an election must be made by filing an election form with the Plan Administrator or its delegate, in the manner and on a form prescribed by the Plan Administrator before the date prescribed by Exhibit A for the commencement of payment of the Supplemental Retirement Benefit. Such an election may not change the time of commencement of payment prescribed by Exhibit A.

(c)    Notwithstanding anything in this Plan to the contrary, if, at the time of Separation from Service, the Participant is a “specified employee”, as defined in Section 409A and the Company’s procedures for determining specified employees, the Participant’s Supplemental Retirement Benefit shall begin to be paid at the later of (i) the date specified in Exhibit A and (ii) the first day of the month following the date that is six (6) months after the date of Separation from Service; provided that if the Participant dies after a Separation from Service, but before the end of the six-month period described above, the payments to the Participant that were postponed shall be paid to the estate of the Participant within 30 days after the Plan Administrator receives notice of the date of death. When, pursuant to this Section 4.2(c), payments have been postponed beyond the date specified in Exhibit A, the first payment to the Participant or the Participant’s estate, as the case may be, shall consist of the payments that were postponed beyond the date specified in Exhibit A (but no more than six (6) such payments), plus interest (at the GATT rate of interest in effect for the month in which the payments would have begun under Exhibit A but for the postponement) from the date when benefits would have begun under Exhibit A but for the postponement through a date not earlier than five (5) days before payments begin pursuant to this Section 4.2(c).

4.3    Benefits Unfunded. The benefits payable under the Plan shall be paid solely out of the general assets of the participating Employer that is the employer of the Participant (or was the most recent employer) at the time benefits first become payable and shall not be otherwise specifically funded in any manner. For this purpose, the Plan Administrator shall maintain separate books and records for each participating Employer and its respective

Employees who are Participants. Nothing herein contained shall preclude the creation of a bookkeeping or other reserve for benefits payable hereunder.

4.4    ERISA Unwind Provision. Notwithstanding anything to the contrary contained herein, if a judicial or administrative determination is made or the Plan Administrator has reason to believe that an Employee does not qualify as a Eligible Executive, if required, the Employee shall cease to earn any additional benefits under the Plan, and the Plan Administrator shall pay to such Employee all benefits due him or her from this Plan, if any, through the date of determination of ineligibility, at the time and in the form provided in the Plan.

ARTICLE V
ADMINISTRATION

5.1    Plan Administration. The Plan shall be administered by the Plan Administrator in accordance with its terms and purposes. The Plan Administrator shall determine the amount and manner of payment of the benefits due to or on behalf of each Participant from the Plan and shall cause the benefits to be paid in cash by the appropriate participating Employer accordingly.

5.2    Finality of Decisions. Except as otherwise provided in Section 5.3, the Plan Administrator shall have full discretionary authority to determine eligibility for benefits and to construe the terms of the Plan, including all questions of fact and law. In addition, the decisions made by and the actions taken by the Plan Administrator in the administration of the Plan shall be final and conclusive on all persons, and the Plan Administrator shall not be subject to any liability whatsoever with respect to the administration of the Plan.

5.3    Claims Procedures. Any Eligible Executive (such Eligible Executive being referred to below as a “Claimant”) may deliver to the Plan Administrator a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. Any such determination by the Plan Administrator shall be made pursuant to the following procedures, which shall be conducted in a manner designed to comply with Section 503 of ERISA:

(a)    Step 1. Claims for a benefit should be filed by a Claimant as soon as practicable after the Claimant knows or should know that a dispute has arisen with respect to the benefit, but at least thirty (30) days prior to the Claimant's actual retirement date or, if applicable, within sixty (60) days after the termination of employment of the Eligible Executive, by mailing a copy of the claim to the Benefits Department, Raytheon Company, at the address provided by the Plan Administrator.

(b)    Step 2. In the event that a claim is wholly or partially denied by the Plan Administrator, the Plan Administrator shall, within ninety (90) days following receipt of the claim, so advise the Claimant in writing setting forth: the specific reason or reasons for the denial; specific reference to pertinent Plan provisions on which the denial is based; a description of any additional material or information necessary for the Claimant to perfect the claim; an explanation as to why such material or information is necessary; and an explanation of the Plan's claim review procedures.

(c)    Step 3. Within sixty (60) days following receipt of the denial of a claim for a benefit, a Claimant desiring to have the denial appealed shall file a request for review by an officer of Raytheon Company or a review committee, as designated by Raytheon Company, by mailing a copy thereof to the address shown in Section 5.3(a); provided, however, that such officer or any member of such review committee, as applicable, may not be the person who made the initial adverse benefit determination nor a subordinate of such person.

(d)    Step 4. Within thirty (30) days following receipt of a request for review, the designated officer or review committee shall provide the Claimant a further opportunity to present his or her position. At the designated officer or review committee’s discretion, such presentation may be through an oral or written presentation. Prior to such presentation, the Claimant shall be permitted the opportunity to review pertinent documents and to submit issues and comments in writing. Within a reasonable time following presentation of the Claimant's position, which usually should not exceed thirty (30) days, the designated officer or review committee shall inform the Claimant in writing of the decision on review setting forth the reasons for such decision and citing pertinent provisions in the Plan.

ARTICLE VI
AMENDMENT AND TERMINATION OF PLAN

6.1    Amendment and Termination. While Raytheon Company intends to maintain the Plan in conjunction with the Applicable Retirement Plans for as long as necessary, Raytheon Company reserves the right to amend and/or fully or partially terminate the Plan at any time for whatever reasons it may deem appropriate, provided that no amendment or termination of the Plan shall affect any participating Employer’s obligation to pay the benefits due to the Participants hereunder but only to the extent of the value of such benefits which have accrued up to the date of the amendment or termination, and further provided that, effective January 1, 2009, no amendment will affect the Pre-2005 Plan unless the amendment specifically states that it applies to amounts deferred before January 1, 2005, within the meaning of Section 409A. In the event of termination of the Plan, distributions will only be made in accordance with the requirements for avoiding taxation under Section 409A.

ARTICLE VII
MISCELLANEOUS

7.1    No Enlargement of Employee Rights. Nothing contained in the Plan shall be construed as a contract of employment between any Employer and an Employee or as a right of any Employee to be continued in the employment of any Employer, or as a limitation of the right of any Employer to discharge any Employee at any time, with or without notice and with or without cause.

7.2    Assignment. The benefits payable under this Plan may not be assigned, alienated, transferred, pledged or otherwise encumbered.

7.3    Governing Law. This Plan shall be governed by the laws of the Commonwealth of Massachusetts, to the extent those laws are not preempted by ERISA.

By the signature of an authorized officer below, Raytheon Company adopts this amendment and restatement of the Plan.

December 18, 2008                 /s/ Diane D. Avellar
Diane D. Avellar
Vice President, Performance Development,
Benefits and Global Health Resources

EXHIBIT A

Except as otherwise provided in the Raytheon Supplemental Executive Retirement Plan, a Participant’s Supplemental Retirement Benefit shall be paid at the time and in the form specified in the entries in columns B and C, respectively, that correspond to the Applicable Retirement Plan listed in column A:

A	B	C
Applicable Retirement Plan determined as though the Participant had terminated employment on December 31, 2008	Time of payment (first day of month following later of times below)	Form of payment

Raytheon Salaried Pension Plan (Exhibit A of Raytheon Company Pension Plan for Salaried Employees (RCPPSE))	Later of age 55 and Separation from Service	Single life annuity
E-Systems Plans (Exhibits B, C, and D of RCPPSE, except Waco participants in Exhibit D, the Richardson/Waco Plan)	Later of age 55 and Separation from Service	Single life annuity
Richardson/Waco Plan (Waco participants only)	Later of age 55 and Separation from Service	Single life annuity
RTIS Plan (Exhibit E of RCPPSE)	Later of age 55 and Separation from Service	Lump sum
Raytheon Non-Bargaining Retirement Plan (other than former General Dynamics salaried employees)
Contributory	Later of age 55 and Separation from Service	Five-year period certain installments with COLA
Non-Contributory	Later of age 55 and Separation from Service	Ten-year period certain installments
Raytheon Non-Bargaining Retirement Plan (former General Dynamics salaried employees only)	Later of age 55 and Separation from Service	Single life annuity
Raytheon Marine Systems Retirement Plan	Later of age 55 and Separation from Service	Lump sum
RE&C and Aircraft Credit Plan (for Aircraft Credit employees only)	Later of age 55 and Separation from Service	Single life annuity
Raytheon Hourly Pension Plan	Later of age 55 and Separation from Service	Single life annuity
Raytheon Bargaining Retirement Plan
Contributory	Later of age 55 and Separation from Service	Five-year period certain installments with COLA
Non-Contributory	Later of age 55 and Separation from Service	Ten-year period certain installments
Any situation not covered above	Later of age 55 and Separation from Service	Single life annuity

EXHIBIT B

This Exhibit B (including Appendix A to Exhibit B) to the Raytheon Supplemental Executive Retirement Plan and Articles V and VII of the main body of the Plan govern amounts deferred under the Plan before January 1, 2005 (the “Pre-2005 Plan”), within the meaning of Section 409A. This Exhibit B is the same as the Plan document as it was in effect on October 3, 2004, with the following exceptions: this paragraph; the reference to the corresponding (and identical or substantially similar) Article of the main body of the Plan for Article V (Administration) and Article VII (Miscellaneous) in substitution for the text of those Articles; and insertion of the phrase “, provided that, effective January 1, 2009, no amendment will affect the Pre-2005 Plan unless the amendment specifically states that it applies to amounts deferred before January 1, 2005, within the meaning of Section 409A” at the end of Section 6.1.

ARTICLE I
NAME, PURPOSE, AND EFFECTIVE DATE

The Raytheon Supplemental Executive Retirement Plan (“Plan”) is hereby established effective August 1, 2001. The Plan is a nonqualified, unfunded plan designed to provide supplemental retirement benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of ERISA.

ARTICLE II
DEFINITIONS

When used herein, the following terms shall have the following meanings unless a different meaning is clearly required by the context of the Plan.

2.1    Affiliate. "Affiliate" shall mean a trade or business that, together with Raytheon Company, is a member of (i) a controlled group of corporations within the meaning of Section 414(b) of the Code; (ii) a group of trades or businesses (whether or not incorporated) under common control as defined in Section 414(c) of the Code, or (iii) an affiliated service group as defined in Section 414(m) of the Code, or which is an entity otherwise required to be aggregated with Raytheon Company pursuant to Section 414(o) of the Code.

2.2    Applicable Retirement Plan. “Applicable Retirement Plan” shall mean the qualified defined benefit pension plan maintained by the Employer in which a Participant is accruing benefits at the time he or she terminates employment with the Company and all Affiliates. If a Participant is accruing benefits under more than one qualified defined benefit pension plan at such time, the Applicable Retirement Plan shall be the plan in which the Participant is entitled to the greatest benefit (comparing single life annuities commencing at normal retirement age as computed under the terms of the respective plans).

2.3    Code. The “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.4    Company. “Company” shall mean Raytheon Company and any successor thereto by merger, consolidation or reorganization whose board of directors adopts this Plan.

2.5    Earliest Accrual Date. "Earliest Accrual Date" shall mean the first day of the month coincident with or immediately following the date an Eligible Executive both attains at least age 55 and completes at least 10 Years of Service, provided the Eligible Executive is an Employee on such date or terminated employment no more than one month before such date.

2.6    Eligible Executive. “Eligible Executive” shall mean an Employee who is a member of the select group of management or highly compensated employees as provided in Section 201(2) of ERISA, who is selected to participate in the Plan by the Plan Administrator and who is listed as an Eligible Executive in Appendix A to this Plan.

2.7    Employee. “Employee” shall mean any person employed by an Employer, who is expressly so designated as an employee on the books and records of the Employer, and who is treated as such by the Employer for federal employment tax purposes. Any person who, after the close of a Plan Year, is retroactively treated by an Employer, or any other party as an Employee for such prior Plan Year, shall not, for purposes of the Plan, be considered an Employee for such prior Plan Year unless expressly so treated as such by the Employer.

2.8    Employer. "Employer" shall mean the Company and any Affiliate or division of the Employer or an Affiliate which adopts this Plan with the consent of the Company.

2.9    ERISA. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.10    Estimated Primary Social Security Benefit. "Estimated Primary Social Security Benefit" shall mean the Estimated Primary Social Security Benefit as determined under the Raytheon Company Pension Plan for Salaried Employees. If benefit payments commence under this Plan before a Participant is first eligible to receive unreduced Social Security Benefits, the Estimated Primary Social Security Benefit described in the preceding sentence shall be reduced to the Social Security Benefit the Participant would be entitled to receive if he or she elected to receive Social Security Benefits on the first date that he or she could elect to receive reduced Social Security Benefits on or after the date benefits commence under this Plan.

2.11    Final Average Earnings. "Final Average Earnings" shall mean the final average earnings that are taken into account for purposes of computing the retirement benefit of a Participant under the Applicable Retirement Plan, determined without application of the limitation on compensation imposed by Section 401(a)(17) of the Code. If an Applicable Retirement Plan does not use final average earnings to determine retirement benefits, Final Average Earnings shall mean the final average earnings as defined under the Raytheon Company Pension Plan for Salaried

Employees, determined without application of the limitation on compensation imposed by Section 401(a)(17) of the Code.

2.12    Participant. “Participant” shall mean any Employee eligible to receive benefits under this Plan.

2.13    Plan Administrator. “Plan Administrator” shall mean the Board of Directors of the Company or its delegate.

2.14    Plan Year. “Plan Year” shall mean the twelve (12) consecutive month period commencing January 1 and ending December 31, with the exception that the first Plan Year shall be the short year commencing August 1, 2001 and ending December 31, 2001.

2.15    Service. "Service" shall mean, except as otherwise provided in Appendix A to this Plan, the period of time beginning on the date an Eligible Employee is first credited with an hour of service with the Company or any Affiliate (and any predecessors thereto) and ending on the date an Eligible Employee terminates employment with the Company and all Affiliates. Except as otherwise provided in Appendix A to this Plan, if an Eligible Employee terminates employment with the Company and all Affiliates before he or she reaches the Earliest Accrual Date, the Service completed before the termination of employment shall not be taken into account under this Plan if he or she is subsequently re-employed by an Employer unless such Employee is re-designated by the Plan Administrator as an Eligible Employee following re-employment; in which case, the Service completed before the termination of employment shall be taken into account (and no Service shall be credited for the period of non-employment).

2.16    Year of Service. "Year of Service" shall mean twelve (12) months of Service.

ARTICLE III
ELIGIBILITY

3.1    Eligibility. Subject to the conditions of Section 3.2, an Employee shall be eligible to participate in this Plan only if he or she is designated by the Plan Administrator in writing as an Eligible Employee.

3.2    Retirement Benefit Information. As a condition precedent to receiving benefits under this Plan, an Eligible Employee must provide the Plan Administrator or its delegate with all of the information reasonably requested to determine the amount of the Eligible Employee's retirement benefits from all defined benefit pension plans, including both qualified and nonqualified arrangements, maintained by the Company and all Affiliates and all other employers, and the retirement benefits to which the Eligible Employee will be eligible to receive under Social Security. If such information is not fully provided, an Eligible Employee will not be entitled to any benefits under this Plan. If, after the commencement of benefit payments under this Plan, the Plan Administrator determines that the information provided was not complete or accurate, the Plan

Administrator may take all appropriate actions, including, but not limited to, discontinuing benefit payments, adjusting future benefit payments and/or seeking to recover prior benefit payments.

ARTICLE IV
BENEFITS

4.1    Supplemental Retirement Benefit. An Eligible Executive shall be entitled to a Supplemental Retirement Benefit on his or her Earliest Accrual Date; provided the Eligible Executive is an Employee on such date or terminated employment no more than one month before such date. The Supplemental Retirement Benefit shall be an amount equal to the "Initial Retirement Benefit" reduced by the "Offset Amount."

(a)    Initial Retirement Benefit: The Initial Retirement Benefit as of an Eligible Executive's Earliest Accrual Date shall be a single life annuity equal to thirty-five percent (35%) of his or her Final Average Earnings. For each month of Service performed after an Eligible Employee both (i) attains age 55 and (ii) completes at least ten Years of Service, the Initial Retirement Benefit shall be increased by one quarter of one percent (0.25%) (or three percent 3% for each such Year of Service), up to a maximum Initial Retirement Benefit of fifty percent (50%) of Final Average Earnings (for a maximum additional benefit of up to fifteen percent (15%)).

(b)    Offset Amount: The Offset Amount is the amount of retirement benefits the Eligible Executive is entitled to receive or previously received from all defined benefit pension plans, including both qualified and nonqualified arrangements, maintained by the Company and all Affiliates, and all other employers, plus the Estimated Primary Social Security Benefit (collectively, "all other defined benefit pension plans"). For purposes of determining the Offset Amount, the benefits provided by all other defined benefit pension plans shall be converted to an actuarially equivalent single life annuity commencing on the date benefits under this Plan commence using the actuarial assumptions prescribed in the Applicable Retirement Plan. Notwithstanding the other provisions of this subsection (b), if a Participant commences benefits under this Plan before he or she is first eligible to receive Social Security Benefits, the Supplemental Retirement Benefit shall not be reduced by the Estimated Primary Social Security Benefit until the Participant first becomes eligible to receive Social Security Benefits.

4.2    Payment of Benefits. A Participant’s Supplemental Retirement Benefit shall be paid at the same time and in the same form as his or her retirement benefits under the Applicable Retirement Plan. If the required form of payment is other than a single life annuity, the Supplemental Retirement Benefit shall be converted into an actuarially equivalent form using the actuarial assumptions and other conversion factors prescribed in the Applicable Retirement Plan for converting a single life annuity into the required form of payment.

4.3    Benefits Unfunded. The benefits payable under the Plan shall be paid solely out of the general assets of the participating Employer that is the employer of the Participant (or was the most recent employer) at the time benefits first become payable and shall not be otherwise specifically funded in any manner. For this purpose, the Plan Administrator shall maintain separate books and records for each participating Employer and its respective Employees who are

Participants. Nothing herein contained shall preclude the creation of a bookkeeping or other reserve for benefits payable hereunder.

4.4    ERISA Unwind Provision. Notwithstanding anything to the contrary contained herein, if a judicial or administrative determination is made or the Plan Administrator has reason to believe that an Employee does not qualify as a Eligible Executive, if required hereunder, the Employee shall cease to be a Participant under this Plan and the Plan Administrator shall pay to such Employee all benefits due him or her from this Plan, if any, as soon as administratively feasible.

ARTICLE V
ADMINISTRATION

[See Article V of the main body of the Plan, which applies to this Exhibit B.]

ARTICLE VI
AMENDMENT AND TERMINATION OF PLAN

6.1    Amendment and Termination. While Raytheon Company intends to maintain the Plan in conjunction with the Applicable Retirement Plans for as long as necessary, Raytheon Company reserves the right to amend and/or fully or partially terminate the Plan at any time for whatever reasons it may deem appropriate, provided that no amendment or termination of the Plan shall affect any participating Employer’s obligation to pay the benefits due to the Participants hereunder but only to the extent of the value of such benefits which have accrued up to the date of the amendment or termination, provided that, effective January 1, 2009, no amendment will affect the Pre-2005 Plan unless the amendment specifically states that it applies to amounts deferred before January 1, 2005, within the meaning of Section 409A.

ARTICLE VII
MISCELLANEOUS

[See Article VII of the main body of the Plan, which applies to this Exhibit B.]

Supplemental Executive Retirement Plan
Appendix A to Exhibit B

List of Designated Executives (Plan Section 2.6)

Designated Executive	Termination Date	SPECIAL SERVICE RULES (if applicable)
Daniel P. Burnham	1/31/04
Franklyn A. Caine	3/8/05*
Philip W. Cheney	12/31/01
Thomas M. Culligan
Robert W. Drewes	3/11/02
Bryan J. Even
Richard J. Foley	12/31/03
Louise L. Francesconi
Charles E. Franklin
John D. Harris II
Robert L. Horowitz	6/1/05*
Michael D. Keebaugh
Jack R. Kelble
Philip T. LePore	8/4/03*
Francis S. Marchilena	9/30/05*
Neal E. Minahan	3/31/05*
Keith J. Peden
Phyllis J. Piano	2/28/05
Edward S. Pliner
Rebecca R. Rhoads
Donald M. Ronchi
Colin Schottlaender
James E. Schuster
Gregory S. Shelton	1/1/06
Daniel L. Smith
Jay B. Stephens		Upon completion of 5 years of service with Raytheon, will receive an additional 5 years of pension credit.
William H. Swanson
Pamela Wickham
Jon E. Wohler	2/28/03

AMENDMENT

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

In accordance with the authority vested in the Senior Vice President, Human Resources, of Raytheon Company (“Raytheon”) by a vote of the Board of Directors and delegated to the Vice President, Performance Development, Benefits and Global Health Resources to amend the employee benefits plans sponsored by Raytheon, the above-referenced plan, as previously amended, is hereby amended as follows, effective as of January 1, 2011:

1.Section 2.2 (Applicable Retirement Plan) is amended by adding the following sentence at the end:

If a Participant is not accruing benefits under any defined benefit pension plan at such time, the Applicable Retirement Plan shall be the Raytheon Company Pension Plan for Salaried Employees.

2.The second sentence of Section 2.11 (Final Average Earnings) is amended by inserting the following phrase before the phrase “Final Average Earnings”: “or if a Participant is not eligible for a retirement benefit under the Applicable Retirement Plan,”.

3.Section 3.2 (Retirement Benefit Information) is amended by deleting the word “and” before the phrase “the retirement benefits” in the first sentence and adding the following phrase at the end of the sentence: “, and, in the case of an Eligible Executive who is not eligible for a retirement benefit under a defined benefit pension plan maintained by the Company or an Affiliate, the amount of the Eligible Executive’s account balance under the qualified and nonqualified Retirement Income Savings Program (the “RISP Account”)”.

4.Section 4.1(b) (Supplemental Retirement Benefit – Offset Amount) is amended by adding the following phrase at the end of the first sentence: “, plus the annuitized value, as determined in accordance with the next sentence, of the Participant’s RISP Account as of the date of the Eligible Executive’s termination of employment from the Company”; and by adding the following phrase after the phrase “defined benefit pension plans” in the second sentence: “and the RISP Account”.

June 6, 2011                    /s/ Diane D. Avellar
Diane D. Avellar
Vice President, Performance Development,
Benefits and Global Health Resources